                                                                  EXHIBIT 10(r)



                              SERVICE AGREEMENT

                                 BY AND AMONG

                           RESPONSE ONCOLOGY, INC.

              KNOXVILLE HEMATOLOGY-ONCOLOGY ASSOCIATES, P.L.L.C.

                                     AND

        MEMBERS OF KNOXVILLE HEMATOLOGY-ONCOLOGY ASSOCIATES, P.L.L.C.

                                APRIL 12, 1996



PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO CLAIM FOR COFIDENTIAL TREATMENT